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                                                                    Exhibit 10.1

          PURCHASE AGREEMENT dated as of June 1, 2002, between FRANKLIN CAPITAL CORPORATION, a Utah corporation (the "Seller"), and FRANKLIN RECEIVABLES LLC, a Delaware limited liability company (the "Purchaser").

          WHEREAS in the regular course of its business, the Seller has purchased certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks from motor vehicle dealers;

          WHEREAS the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be sold by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to Franklin Auto Trust 2002-1 (the "Trust"), which Trust will issue four classes of Asset Backed Notes (the "Notes"), which will be debt of the Trust and Certificates representing the ownership interest in the Trust (the "Certificates").

          NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               Certain Definitions

          Terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

          "Agreement" shall mean this Purchase Agreement, as the same may be amended and supplemented from time to time, and as supplemented by each Subsequent Purchase Agreement.

          "Assignment" shall collectively, mean the document of assignment attached to this Agreement as Exhibit A and any Assignment delivered in connection with a Subsequent Purchase Agreement.

          "Certificateholder" means a holder of a Certificate.

          "Closing Date" shall mean June 13, 2002.

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          "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

          "Computer Tape" means the computer tapes or other electronic media furnished by the Seller to the Purchaser describing certain characteristics of the Receivables.

          "Initial Cutoff Date" shall mean June 1, 2002.

          "Initial Receivables" shall mean the Receivables listed on Schedule A hereto on the Closing Date.

          "Initial Receivables Property" shall have the meaning specified in
Section 2.01.

          "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

          "Noteholder" means a holder of a Note.

          "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

          "Prospectus" shall mean the Prospectus (as defined in the Underwriting Agreement).

          "Purchase Amount" means, with respect to any Receivable required to be repurchased by the Seller pursuant to Section 6.02 of this Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof and (ii) all accrued and unpaid interest thereon (including one month's interest thereon, in the month of payment, at the APR less, so long as Franklin Capital is the Servicer, the Base Servicing Fee).

          "Purchaser" shall mean Franklin Receivables LLC, a Delaware limited liability company, its successors and assigns.

          "Receivable" shall mean any Contract listed on Schedule A hereto (which Schedule may be in the form of microfiche) as such Schedule shall be amended to reflect the transfer of Subsequent Receivables pursuant to Section 2.02.

          "Repurchase Event" shall have the meaning specified in Section 6.02.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of June 1, 2002, among the Trust, as issuer, Franklin Receivables LLC, as seller, Franklin Capital Corporation, as servicer, and Franklin Resources, Inc., as representative, as the same may be amended and supplemented from time to time.

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          "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule A, as supplemented from time to time to reflect the Subsequent Receivables.

          "Security Insurer" shall mean MBIA Insurance Corporation.

          "Seller" shall mean Franklin Capital Corporation, a Utah corporation, its successors and assigns.

          "Subsequent Closing Date" shall have the meaning assigned to such term in each Subsequent Purchase Agreement.

          "Subsequent Cutoff Date" shall, with respect to a Subsequent Receivable, have the meaning assigned to such term in the related Subsequent Purchase Agreement.

          "Subsequent Purchase Agreement" shall have the meaning specified in
Section 2.02(b)(i).

          "Subsequent Receivables" shall mean the Receivables sold by the Seller to the Purchaser after the Closing Date and on the applicable Subsequent Closing Date pursuant to the Purchase Agreement and the related Subsequent Purchase Agreement and which Receivables shall be listed on the Subsequent Schedule of Receivables to such Subsequent Purchase Agreement.

          "Subsequent Receivables Property" shall have the meaning specified in
Section 2.02(a).

          "Subsequent Schedule of Receivables" shall mean the list of Subsequent Receivables annexed as Schedule A to a Subsequent Purchase Agreement.

          "Subsequent Receivables Purchase Price" shall have the meaning assigned to such term in a Subsequent Purchase Agreement.

          "Trust" shall mean Franklin Auto Trust 2002-1.

          "Underwriting Agreement" shall mean the Underwriting Agreement, dated May 29, 2002 among Salomon Smith Barney, Inc., the Purchaser and the Seller.


                                   ARTICLE II

                            Conveyance of Receivables

          SECTION 2.01. Conveyance of Initial Receivables. In consideration of the Purchaser's delivery to or upon the order of the Seller of $176,250,000 the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to

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the obligations herein), all right, title and interest of the Seller in and to
(collectively, the "Initial Receivables Property"):

          (i) the Initial Receivables, and all monies representing interest payments and principal payments received thereunder on and after the Initial Cutoff Date;

          (ii) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

          (iii) any proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Initial Receivables;

          (iv) any proceeds from any Initial Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

          (v) all of the Seller's rights under any extended warranty service contracts on the Financed Vehicles;

          (vi)  the related Receivables Files; and

          (vii) the proceeds of any and all of the foregoing.

          SECTION 2.02.   Subsequent Receivables.


          (a)   Subject to and upon the terms and conditions set forth in
Section 2.02(b) and in the related Subsequent Purchase Agreement, in consideration of the Purchaser's delivery on the related Subsequent Closing Date to or upon the order of the Seller of an amount equal to the applicable Subsequent Purchase Price as set forth in the related Subsequent Purchase Agreement, Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the related Subsequent Purchase Agreement) all right, title and interest of the Seller in and to (collectively, the "Subsequent Receivables Property"):

                (i) the Subsequent Receivables listed on Schedule A to the related Subsequent Purchase Agreement, and all moneys due thereon on or after the related Subsequent Cutoff Date;

                (ii) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

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                (iii)  any proceeds with respect to such Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors and any proceeds from the liquidation of such Subsequent Receivables;

                (iv) any proceeds from any Subsequent Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

                (v) all of the Seller's rights under any extended warranty service contracts on the related Financed Vehicles;

                (vi)   the related Receivables Files; and

                (vii)  the proceeds of any and all of the foregoing.

          (b) The Seller shall transfer to the Purchaser, and the Purchaser shall acquire, the Subsequent Receivables and the other property and rights related thereto described in Section 2.02(a) to be transferred on the related Subsequent Closing Date only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Closing Date:

                (i) The Seller shall have delivered to the Purchaser a duly executed written agreement in substantially the form of Exhibit B hereto (the "Subsequent Purchase Agreement"), which shall include supplements to Schedule A, listing the Subsequent Receivables;

                (ii) as of each Subsequent Closing Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Closing Date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

                (iii)  the Funding Period shall not have terminated;

                (iv) each of the conditions set forth in Section 2.2(b) of the Sale and Servicing Agreement shall have been satisfied;

                (v) each of the representations and warranties made by the Seller pursuant to Section 3.1 with respect to the Subsequent Receivables to be transferred on such Subsequent Closing Date shall be true and correct as of such Subsequent Closing Date, and the Seller

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                       shall  have performed all obligations to be performed by
                       it hereunder on or prior to such Subsequent Closing Date;

                (vi) the Seller shall, at its own expense, on or prior to the Subsequent Closing Date indicate in its computer files that the Subsequent Receivables identified in the Subsequent Closing Agreement have been sold to the Trust pursuant to this Agreement and the related Subsequent Purchase Agreement;

                (vii) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Purchase in the Trust Property; and

                (viii) no selection procedures adverse to the interests of the
                       Noteholders, the Certificateholders or the Security Insurer shall have been utilized in selecting the Subsequent Receivables.

          SECTION 2.03. The Closing. The sale and purchase of the Initial Receivables shall take place at a closing (the "Closing") at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, 40th Floor, New York, New York 10104, on the Closing Date, simultaneously with the closings under the Sale and Servicing Agreement.

                                   ARTICLE III

                         Representations and Warranties

          SECTION 3.01. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof, and as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Closing Date, in the case of Subsequent Receivables:

          (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Utah, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (b) Due Qualification. The Purchaser is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and the related Subsequent Purchase Agreement and to carry out its terms and the execution, delivery and performance of this Agreement and the related Subsequent Purchase Agreement has been duly authorized by the Purchaser by all necessary action.

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          (d)   No Violation. The consummation of the transactions contemplated by this Agreement and the related Subsequent Purchase Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement) nor violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

          (e) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement and the related Subsequent Purchase Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement and the related Subsequent Purchase Agreement.

          SECTION 3.02.   Representations and Warranties of the Seller.

          (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Closing Date, in the case of Subsequent Receivables:

                (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Utah, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the

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          Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) or both a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                (v) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties:
          (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

          (b) The Seller represents to the Purchaser that, as of the date set forth in Section 3.1 of the Sale and Servicing Agreement, in the case of the Initial Receivables, and as of the date of the applicable Subsequent Date, in the case of Subsequent Receivables, each of the representations set forth in said section is hereby made to the Purchaser and the Security Insurer as if the same were fully set forth herein.

                                   ARTICLE IV

                                   Conditions

          SECTION 4.01. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date, in the case of the Initial Receivables, and on the applicable Subsequent Closing Date, in the case of Subsequent Receivables, in each case with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date, in the

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case of the Initial Receivables, and on or prior to the applicable Subsequent
Closing Date, in the case of Subsequent Receivables.

          (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, in the case of the Initial Receivables, and on or prior to the applicable Subsequent Closing Date, in the case of Subsequent Receivables, indicate in its computer files that receivables created in connection with the Receivables have been sold to the Purchaser pursuant to this Agreement or the applicable Subsequent Purchase Agreement, as the case may be, and deliver to the Purchaser the Schedule of Receivables (and the applicable Subsequent Schedule of Receivables, in the case of Subsequent Receivables), certified by the Chairman, the President, a Vice President or the Treasurer to be true, correct and complete.

          (c) Documents To Be Delivered by the Seller at the Closing, in the case of the Initial Receivables (and at the applicable Subsequent Closing Date, in the case of Subsequent Receivables).

                (i) The Assignment. At the Closing, in the case of the Initial Receivables (and at the applicable Subsequent Closing Date, in the case of Subsequent Receivables), the Seller will execute and deliver an Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                (ii) Evidence of UCC Filing. On or prior to the Closing Date, in the case of the Initial Receivables, and on or prior to the applicable Subsequent Closing Date, in the case of Subsequent Receivables, the Seller shall record and file, at its own expense, a UCC-l financing statement with the Utah Department of Commerce, Division of Corporations and Commercial Code, authorized by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, describing the Receivables and the other property included in the Trust Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date, in the case of the Initial Receivables, and on or prior to the applicable Subsequent Closing Date, in the case of Subsequent Receivables.

                (iii) Other Documents. Such other documents as the Purchaser may reasonably request.


          (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement to be consummated on the Closing Date, in the case of the Initial Receivables (and on the applicable Subsequent Closing Date, in the case of Subsequent Receivables) shall be consummated on such date.

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

          SECTION 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date, in the case of the Initial Receivables (and on the applicable Subsequent Closing Date, in the case of Subsequent Receivables), with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date, in the case of the Initial Receivables (and on or prior to the applicable Subsequent Closing Date, in the case of Subsequent Receivables).

          (b) Receivables Purchase Price. On the Closing Date, in the case of the Initial Receivables, and on the applicable Subsequent Closing Date, in the case of Subsequent Receivables, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01 of this Agreement, in the case of the Initial Receivables, and the applicable Subsequent Receivables Purchase Price, in the case of Subsequent Receivables.

                                    ARTICLE V

                             Covenants of the Seller

          The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

          SECTION 5.01.   Protection of Right, Title and Interest.

          (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other property included in the Trust Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other property included in the Trust Property. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

          (b) Name Change. Within 15 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Purchaser notice of any such

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change, and no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the property included in the Owner Trust Estate.

          SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder and under any Subsequent Purchase Agreement, and pursuant to the Sale and Servicing Agreement and any Subsequent Transfer Agreement, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Sale and Servicing Agreement.

          SECTION 5.03. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in Utah and its jurisdiction of formation in Utah.

          SECTION 5.04. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

          SECTION 5.05 Sale. It is the intention of the Seller that the transfer and assignment contemplated by this Agreement and each Subsequent Purchase Agreement shall constitute a sale of the Initial Receivables, the Subsequent Receivables and other Trust Property from the Seller to the Trust and the beneficial interest in and title to the Initial Receivables, the Subsequent Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby and each Subsequent Purchase Agreement is held not to be a sale, this Agreement and each Subsequent Purchase Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.01 and Section 2.02 for the benefit of the Purchaser.

                                   ARTICLE VI

                            Miscellaneous Provisions

          SECTION 6.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

          SECTION 6.02. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trust, the Trustee, the Noteholders, the Certificateholders and the Security Insurer that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) shall constitute events obligating the Seller to repurchase Receivables hereunder ("Repurchase Events"), at the Purchase Amount from

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the Purchaser or from the Trustee. The repurchase obligation of the Seller shall constitute the sole remedy to the Purchaser, the Trust, the Trustee, the Noteholders or the Certificateholders against the Seller with respect to any Repurchase Event.

          SECTION 6.03.   Purchaser Assignment of Repurchased Receivables.
With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

          SECTION 6.04.   [Reserved]

          SECTION 6.05. Trust. The Seller acknowledges and agrees that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables, the other Initial Receivables Property, and the other Subsequent Receivables Property to the Trust and assign its rights under this Agreement and any Subsequent Purchase Agreement to the Trust, and (b) the representations and warranties contained in this Agreement and any Subsequent Purchase Agreement and the rights of the Purchaser under this Agreement and under any Subsequent Purchase Agreement, including those under Section 6.02, are intended to benefit the Trust, the Noteholders, the Certificateholders and the Security Insurer. The Seller hereby consents to all such sales and assignments.

          SECTION 6.06. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, by a written amendment duly executed and delivered by the Seller and the Purchaser, without the consent of the Noteholders, but with the consent of the Security Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the Seller and the Purchaser, with prior written notice to the Rating Agencies, with the consent of the holders of Notes evidencing at least a majority of the outstanding principal amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders and with the consent of the Security Insurer; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes.

          SECTION 6.07.   Accountants' Letters. (a) PricewaterhouseCoopers
LLP will review the characteristics of the Initial Receivables described in the Schedule of Receivables set forth as Schedule A hereto and will compare those characteristics to the information with respect to the Initial Receivables contained in the Prospectus Supplement dated May 29, 2002; (b) the Seller will cooperate with the Purchaser and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above and to deliver the letters required of them under the Underwriting Agreement; and (c) PricewaterhouseCoopers LLP will deliver to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus Supplement dated May 29, 2002, and with respect to such other information as may be agreed in the form of the letter.

          SECTION 6.08. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or any Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

          SECTION 6.09. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested or delivered by overnight courier, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to 47 West 200 South, Suite 500, Salt lake City, UT 84101, Attention:
Harold E. Miller, Jr., with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403, (b) in the case of the Purchaser, to 47 West 200 South, Suite 500, Salt lake City, UT 84101, Attention: Harold E. Miller, Jr., with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403, (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (d) in the case of Standard & Poor's, to Standard & Poor's Corporation, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department; (e) in the case of the Security Insurer, to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attn: Insured Portfolio Management (IPM-SF), or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 6.10. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

          SECTION 6.11. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.03, in the case of the Initial Receivables, and the applicable closing for Subsequent Receivables.

          SECTION 6.12. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors under the Receivables, except in connection with the enforcement of the Purchaser's rights hereunder, under the Sale and Servicing Agreement or as required by any of the foregoing or by law.

          SECTION 6.13. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

          SECTION 6.14. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(B) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6.15. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 6.16. Third Party Beneficiary. The Security Insurer is an express third party beneficiary of this Agreement.


          SECTION 6.17. No Proceedings. So long as this Agreement is in effect, and for one year and one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Purchaser.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

                                       FRANKLIN RECEIVABLES LLC,
                                           as Purchaser

                                       By:  Franklin Capital Corporation,
                                             its managing member


                                            By: /s/ Harold E. Miller, Jr.
                                               ---------------------------------
                                               Name:  Harold E. Miller, Jr.
                                               Title:  President/CEO



                                       FRANKLIN CAPITAL CORPORATION,
                                           as Seller

                                       By: /s/ Harold E. Miller, Jr.
                                          --------------------------------------
                                          Name:  Harold E. Miller, Jr.
                                          Title:  President/CEO

                                                                      SCHEDULE A
                                                           to Purchase Agreement


                             Schedule of Receivables

       The following is a list of Initial Receivables on the Closing Date:
                      [Delivered to the Trustee at Closing]

                                                                      SCHEDULE 1
                                                           to Purchase Agreement



                          Location of Receivable Files


                          Franklin Capital Corporation
                          47 West 200 South, Suite 500
                           Salt Lake City, Utah 84101


                              Downtown Self Storage
                               255 West 200 South
                           Salt Lake City, Utah 84101

                                                                       EXHIBIT A
                                                           to Purchase Agreement

                                   ASSIGNMENT

For value received, in accordance with the Purchase Agreement, dated as of June 1, 2002 (the "Purchase Agreement"), between the undersigned and Franklin Receivables LLC (the "Purchaser") [and the Subsequent Purchase Agreement, dated as of [insert Subsequent Transfer Agreement date], between the undersigned and the Purchaser (the "Subsequent Purchase Agreement")], the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in and to (i) the [Initial] [Subsequent] Receivables, and all monies representing interest and principal payments received thereon on and after the [Initial] [Subsequent] Cutoff Date; (ii) the security interest of the Seller in the Financed Vehicles granted by the Obligors pursuant to the [Initial] [Subsequent] Receivables and any other interest of the Seller in such Financed Vehicles; (iii) the interest of the Seller in any proceeds with respect to the [Initial] [Subsequent] Receivables from claims on any physical damage, credit life or disability insurance policies relating to the Financed Vehicles or Obligors and any proceeds from the liquidation of the [Initial] [Subsequent] Receivables; (iv) the interest of the Seller in any proceeds from any [Initial] [Subsequent] Receivables repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of a representation or warranty in the related Dealer Agreement; (v) all rights under any extended warranty service contracts on the related Financed Vehicles; (vi) the related Receivables Files; and (vii) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the [Initial] [Subsequent] Receivables, related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

          This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement [and the Subsequent Purchase Agreement] and is to be governed by the Purchase Agreement [and the Subsequent Purchase Agreement]. The undersigned acknowledges and agrees that the Purchaser may further assign the items enumerated in clauses (i) through (vii) above to Franklin Auto Trust 2002-1 which may in turn assign its interests in the items in (i) through (vii) above to The Bank of New York, as trustee (the "Trustee") for the benefit of the Noteholders, the Certificateholders and the Security Insurer, and that the Trustee will have the right to enforce any of the rights of the Purchaser under the Purchase Agreement [and the Subsequent Purchase Agreement].

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement [or the Subsequent Purchase Agreement].

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [June __, 2002] [or insert Subsequent Transfer Agreement date, in the case of a Subsequent Purchase Agreement].

                                               FRANKLIN CAPITAL CORPORATION



                                               By: _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT B
                                                           to Purchase Agreement

                                     FORM OF
                          SUBSEQUENT PURCHASE AGREEMENT

          This SUBSEQUENT PURCHASE AGREEMENT (this "Agreement") is dated as of _________, 200__, and by and between FRANKLIN CAPITAL CORPORATION, a Utah corporation (the "Seller"), and FRANKLIN RECEIVABLES LLC, a Delaware limited liability company (the "Purchaser")

                              W I T N E S S E T H:

          WHEREAS, the Seller and the Purchaser are parties to the Purchase Agreement, dated as of June 1, 2002 (as amended or supplemented from time to time, the "Purchase Agreement");

          WHEREAS, pursuant to the Purchase Agreement and this Agreement, the Seller wishes to convey the Subsequent Receivables to the Purchaser; and

          WHEREAS, the Purchaser is willing to accept such conveyance subject to the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement, unless otherwise defined herein.

                "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, [July 1, 2002] [August 1, 2002].

          "Subsequent Closing Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, _____, 200_.

          2. Subsequent Schedule of Receivables. Annexed hereto as Schedule A is a supplement to Schedule A to the Purchase Agreement listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Agreement on the Subsequent Closing Date.

          3. Conveyance of Subsequent Receivables. In consideration of the Purchaser's delivery to or upon the order of the Seller of $____________ (the "Subsequent Receivables Purchase Price"), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as provided in the Purchase Agreement), all right title and interest of the Seller in and to:

                       (i) the Subsequent Receivables listed on Schedule A hereto, and all moneys due thereon on or after the related Subsequent Cutoff Date;

                       (ii) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

                       (iii) any proceeds with respect to such Subsequent
                             Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors and any proceeds from the liquidation of such Subsequent Receivables;

                       (iv) any proceeds from any Subsequent Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;

                       (v) all of the Seller's rights under any extended warranty service contracts on the related Financed Vehicles;

                       (vi)  the related Receivables Files; and

                       (vii) the proceeds of any and all of the foregoing.

          4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Subsequent Closing Date that:

                (a) Legal, Valid and Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

                (b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Utah, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                (c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                (d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) or both a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                (f) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties:
          (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                (g) Insolvency. As of the Subsequent Cutoff Date and the Subsequent Closing Date, the Seller is not insolvent nor will it be made insolvent after giving effect to the conveyance set forth in
          Section 3 of this Agreement, nor is it aware of any pending insolvency with respect to the Seller.

                (h) Principal Balance. The aggregate Principal Balance of the Subsequent Receivables listed on Schedule A annexed hereto and conveyed to the Purchaser pursuant this Agreement as of the Subsequent Cutoff Date is $__________.

          5. Seller's Conditions Precedent. The obligation of the Purchaser to acquire the Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Purchase Date, of the following conditions precedent:

                (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 4 of this Agreement and in the Purchase Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Purchase Date;

                (b) Purchase Agreement Conditions. Each of the conditions set forth in Sections 2.02(b) and 4.01 of the Purchase Agreement applicable to the conveyance of Subsequent Receivables shall have been satisfied;

                (c) Collections. The Seller shall have delivered to the Purchaser for deposit to the Collection Account all collections in respect of Subsequent Receivables required to be deposited by the Purchaser to the Collection Account pursuant to Section 5.2(b) of the Sale and Servicing Agreement;

                (d) Delivery of Assignment. The Seller shall have delivered an Assignment substantially in the form of Exhibit A to the Purchase Agreement; and

                (e) Additional Information. The Seller shall have delivered to the Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in the Purchase Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

          6. Purchaser's Conditions Precedent. The obligation of the Seller to sell the Subsequent Receivables hereunder is subject to the satisfaction of the following conditions precedent:

                (a) Representations and Warranties. Each of the representations and warranties made by the Purchaser in Section 3.01 of the Purchase Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Purchase Date;

                (b) Subsequent Receivables Purchase Price. On the Subsequent Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 3 of this Agreement.

          7. Ratification of Agreement. As supplemented by this Agreement, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

          8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(B) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          10. Third Party Beneficiary. The Security Insurer is an express third party beneficiary of this Agreement.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                          FRANKLIN RECEIVABLES LLC,
                                              as Purchaser

                                          By:     Franklin Capital Corporation,
                                                       its managing member


                                                   By: _________________________
                                                       Name:
                                                       Title:

                                          FRANKLIN CAPITAL CORPORATION,
                                              as Seller

                                          By: __________________________
                                              Name:
                                              Title:

                                                                      SCHEDULE A
                                                to Subsequent Purchase Agreement



                       SCHEDULE OF SUBSEQUENT RECEIVABLES